UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) : April 14, 2008

________________

Peoples-Sidney Financial Corporation
(Exact name of registrant as specified in its charter)

______________

Delaware	000-22223	31-1499862
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

101 East Court Street, Sidney, Ohio  45365
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (937) 492-6129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
___________________

TABLE OF CONTENTS

Section 8 – Other Events

Item 8.01 – Other Events

Section 9 – Financial Statements and Exhibits.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

Signature

Exhibit Index

Exhibit 99.1

Section 8

Item 8.01 – Other Events

On April 14, 2008, Peoples-Sidney Financial Corporation (the “Company”) announced plans to deregister the Company’s commons tock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), thereby suspending its obligation to file reports with the Securities and Exchange Commission.  This transaction, which is subject to shareholder approval and will be considered at a special meeting of shareholders the date of which has not yet been announced, includes an anticipated 1-for-600 reverse stock split that will be immediately followed by a 600-for-1 forward stock split (collectively, the “Stock Splits”).

As of the date of the Stock Splits, it is anticipated that (a) each stockholder of record owning fewer than 600 common shares of PSFC immediately before the effective time of the Stock Splits will receive $13.47 in cash, without interest, for each PSFC common share owned by such stockholder immediately prior to the Stock Splits and will no longer be a stockholder of PSFC; and (b) each stockholder of record of 600 or more PSFC shares immediately before the effective time of the Stock Splits will continue to hold the same number of shares after the Stock Splits and will not receive any cash.

The Company intends to terminate the registration of its common stock under the Exchange Act after the Stock Splits.  If that occurs, the Company will no longer file periodic reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and it will no longer be subject to the SEC’s proxy rules.  It is expected that, after the Stock Splits, the Company’s common shares will continue to be quoted on the Over-the-Counter Bulletin Board.

The Stock Splits require the approval of a majority of the outstanding PSFC shares entitled to vote at the special meeting.

A copy of the Company’s press release making this announcement is attached hereto as Exhibit 99.1.

Item 9.01

(a)	Financial statements and exhibits
None.

(b)	Pro forma financial information
None.

(c)	Shell company transactions
None.

(d)	Exhibits
99.1	Press Release of Peoples-Sidney Financial Corporation dated April 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 14, 2008	/s/Debra Geuy
BY: Debra Geuy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release of Peoples-Sidney Financial Corporation dated April 14, 2008